Exhibit 10.1
THIRD AMENDMENT AGREEMENT
     This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 11th day of September, 2007 among:
     (a) AGILYSYS, INC., an Ohio corporation (“Agilysys”);
     (b) each other US Borrower, as defined in the Credit Agreement;
     (c) each Foreign Borrower, as defined in the Credit Agreement, (each such Foreign Borrower, together with each US Borrower shall be referred to herein, collectively, as “Borrowers” and, individually, each a “Borrower”);
     (d) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (e) LASALLE BANK NATIONAL ASSOCIATION, as lead arranger, book runner and administrative agent for the Lenders under this Agreement (“Agent”);
     (f) NATIONAL CITY BANK, as syndication agent;
     (g) HARRIS N.A., as co-documentation agent;
     (h) RBS CITIZENS, N.A. (formerly known as Charter One Bank, N.A.), as co-documentation agent; and
     (i) U.S. BANK NATIONAL ASSOCIATION, as managing agent.
     WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of October 18, 2005, that provides, among other things, for loans and letters of credit aggregating Two Hundred Million Dollars ($200,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrowers, Agent and the Lenders agree as follows:
     1. Amendment to Replace Definitions. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “2007 Redemption” and “Consolidated Fixed Charges” therefrom and to insert in place thereof, respectively, the following:
     “2007 Redemption” shall mean the repurchase by Agilysys, prior to December 31, 2007, through a tender offer, of shares of the capital stock of Agilysys with a portion of the proceeds from the KeyLink Disposition, with the total purchase price not to exceed, exclusive of transaction fees and expenses, One Hundred Fifty Million Dollars ($150,000,000).
     “Consolidated Fixed Charges” shall mean, for any period, as determined on a Consolidated basis and in accordance with GAAP, without duplication, the aggregate of (a) Consolidated Interest Expense (including, without limitation, the “imputed interest” portion of capital leases, synthetic leases and asset securitizations, if any), (b) rent expenses, (c) principal payments on Consolidated Funded Indebtedness (other than optional prepayments of the Loans or any other Indebtedness), (d) Consolidated Income Tax Expense paid in cash, and (e) cash expenditures relating to Capital Distributions (other than (i) the Excluded Share Repurchases, and (ii) transaction fees and expenses, in an aggregate amount not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000), directly incurred in connection therewith); provided that (A) the one-time tax payment of up to One Hundred Fifty Million Dollars ($150,000,000) in connection with the KeyLink Disposition shall be excluded from the calculation of Consolidated Fixed Charges, and (B) with respect to any Acquisition, such acquired entity’s historical financial information (as appropriate, in the sole discretion of Agent) shall be included in the calculation of Consolidated Fixed Charges.
     2. Addition to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:
     “Excluded Share Repurchases” shall mean the 2007 Redemption and the Open Market Repurchases.
     “Open Market Repurchases” shall mean the repurchase by Agilysys, through open market transactions during the Open Market Repurchase Period, of shares of the capital stock of Agilysys, in an aggregate amount not to exceed the Open Market Repurchase Maximum Amount (exclusive of transactions fees and expenses).
     “Open Market Repurchase Maximum Amount” shall mean an amount equal to (a) One Hundred Fifty Million Dollars ($150,000,000), minus (b) the aggregate amount paid by Agilysys for the repurchase of the capital stock of Agilysys pursuant to the 2007 Redemption (exclusive of transaction fees and expenses).

     “Open Market Repurchase Period” shall mean the period from the 2007 Redemption Date through October 31, 2008.
     3. Amendment to Financial Covenant Provisions. Section 5.7 of the Credit Agreement is hereby amended to delete subsection (d) therefrom and to insert in place thereof the following:
     (d) Consolidated Net Worth. Agilysys shall not suffer or permit at any time the Consolidated Net Worth, for the most recently completed fiscal year of Agilysys, to be less than the current minimum amount required, which current minimum amount required shall be:
     (i) on the Closing Date through March 30, 2006, the Closing Date Required Net Worth Amount;
     (ii) on March 31, 2006 through March 30, 2007, the Closing Date Required Net Worth Amount plus the Increase Amount for March 31, 2006;
     (iii) on March 31, 2007 (unless such date is the KeyLink Disposition Date, and in such case, this subpart (iii) shall have no effect) through the day prior to the KeyLink Disposition Date, the Closing Date Required Net Worth Amount plus the Increase Amount for March 31, 2006 and the Increase Amount for March 31, 2007; and
     (iv) on the KeyLink Disposition Date through March 30, 2008, the 2007 Required Net Worth Amount, with such current minimum amount required to be increased by the Increase Amount on March 31, 2008, and by an additional Increase Amount on the last day of each succeeding fiscal year of Agilysys thereafter.
As used herein, the term “Increase Amount” shall mean an amount equal to (A) fifty percent (50%) of positive Consolidated Net Earnings during such fiscal year (with no deduction for losses), plus (B) one hundred percent (100%) of the proceeds of any equity offering by the Companies, or any debt offering of the Companies, to the extent converted into equity, during such fiscal year, minus (C) the aggregate amount paid by Agilysys for the Excluded Share Repurchases (including transaction fees and expenses, in an aggregate amount not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000), directly incurred in connection therewith) during such fiscal year. Anything in this Section 5.7(d) to the contrary notwithstanding, Borrowers shall not be required to be in compliance with this Section 5.7(d) for the period from the KeyLink Disposition Date through the day prior to the Financial Covenant Effective Date (it being understood that, effective on the Financial Covenant Effective Date, Borrowers shall be required to be in compliance with this Section 5.7(d) as of the last day of the most recently completed fiscal year of Agilysys).

     4. Amendment to Restricted Payment Provisions. Article V of the Credit Agreement is hereby amended to delete Section 5.15 therefrom and to insert in place thereof the following:
     Section 5.15. Restricted Payments. No Company shall make or commit itself to make any Restricted Payment, except that such Company may make Restricted Payments so long as (a) the Companies shall be in full compliance with the Loan Documents both prior to and immediately after giving effect to such Restricted Payment, and (b) after giving pro forma effect to such Restricted Payment (calculated as of the most recently completed testing period applicable to the financial covenants set forth in Section 5.7 hereof), the Companies shall be in compliance with Section 5.7 hereof; provided that:
     (i) for the purposes of determining pro forma compliance with Section 5.7(b) (Fixed Charge Coverage Ratio) hereof, subpart (e) of the definition of Consolidated Fixed Charges shall be calculated based on Capital Distributions made during (A) the most recently completed three fiscal quarters of Agilysys, and (B) the current fiscal quarter of Agilysys;
     (ii) for the purposes of determining pro forma compliance with Section 5.7(d) (Consolidated Net Worth) hereof, (A) Consolidated Net Worth shall be calculated as of the most recently completed fiscal quarter of Agilysys (after giving effect to any Restricted Payments made during the current fiscal quarter), and (B) the minimum current amount required shall be the sum of (1) the minimum current amount required as of the most recently completed fiscal year of Agilysys, plus (2) the Increase Amount for the period commencing on the first day of the current fiscal year of Agilysys through the last day of the most recently completed fiscal quarter of Agilysys (for clarification purposes, subparts (A), (B) and (C) of Increase Amount shall be calculated for such period only); and
     (iii) with respect to subpart (b) only of this Section 5.15, if such Restricted Payment is an Excluded Share Repurchase, it need not be included in any pro forma calculation of Section 5.7(d) hereof.
     5. Amendment to Schedule 3. The Credit Agreement is hereby amended to delete Schedule 3 (Guarantors of Payment) therefrom and to insert in place thereof the new Schedule 3 attached hereto.
     6. Closing Items. Concurrently with the execution of this Amendment, Agilysys shall:
     (a) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement;
     (b) pay an amendment fee to Agent, for the benefit of each Lender that shall have executed and delivered this Amendment to Agent on or before 5:00 P.M. (Eastern time) on

September 10, 2007 (each an “Approving Lender”), in the amount of Five Thousand Dollars ($5,000) per Approving Lender; and
     (c) pay all legal fees and expenses of Agent in connection with this Amendment.
     7. Representations and Warranties. (a) Each Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind each Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by each Borrower and the performance and observance by each Borrower of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) no Borrower is aware of any claim or offset against, or defense or counterclaim to, such Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of each Borrower in every respect, enforceable in accordance with its terms.
     8. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     9. Waiver. Each Borrower, by signing below, hereby waives and releases Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     10. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     11. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     12. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     13. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
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     JURY TRIAL WAIVER. BORROWERS, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Third Amendment Agreement as of the date first set forth above.

AGILYSYS, INC.
By:	/s/ Martin F. Ellis
Martin F. Ellis
Executive Vice President, Treasurer and Chief Financial Officer

Signature Page 1 of 11
to the Third Amendment Agreement

LASALLE BANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Beth A. Henry

Name:	Beth A. Henry

Title:	Commercial Banking Officer

Signature Page 2 of 11
to the Third Amendment Agreement

NATIONAL CITY BANK, as Syndication Agent and as a Lender
By:	/s/ Marguerite Burtzlaff

Name:	Marguerite Burtzlaff

Title:	Senior Vice President

Signature Page 3 of 11
to the Third Amendment Agreement

HARRIS N.A., as Co-Documentation Agent and as a Lender
By:	/s/ Christopher C. Cavaiani

Name:	Christopher C. Cavaiani

Title:	Vice President

Signature Page 4 of 11
to the Third Amendment Agreement

RBS CITIZENS, N.A. (formerly known as Charter One Bank, N.A.) as Co-Documentation Agent and as a Lender
By:	/s/ Brian H. Gallagher

Name:	Brian H. Gallagher

Title:	Vice President

Signature Page 5 of 11
to the Third Amendment Agreement

U.S. BANK NATIONAL ASSOCIATION, as Managing Agent and as a Lender
By:

Name:

Title:

Signature Page 6 of 11
to the Third Amendment Agreement

JPMORGAN CHASE BANK, N.A.
By:	/s/ Ann B. Kerns

Name:	Ann B. Kerns

Title:	Vice President

Signature Page 7 of 11
to the Third Amendment Agreement

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Joseph G. Moran

Name:	Joseph G. Moran

Title:	Managing Director

Signature Page 8 of 11
to the Third Amendment Agreement

FIFTH THIRD BANK
By:	/s/ Roy C. Lanctot

Name:	Roy C. Lanctot

Title:	Vice President

Signature Page 9 of 11
to the Third Amendment Agreement

FIRSTMERIT BANK, N.A.
By:	/s/ Robert G. Morlan

Name:	Robert Morlan

Title:	Senior Vice President

Signature Page 10 of 11
to the Third Amendment Agreement

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Robert J. McArdle

Name:	Robert J. McArdle

Title:	First Vice President

Signature Page 11 of 11
to the Third Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of September 11, 2007. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

AGILYSYS CA, INC.		AGILYSYS DE, INC.

By:	/s/ Martin F. Ellis	By:	/s/ Tina Stehle

Name:	Martin F. Ellis	Name:	Tina Stehle

Title:	Vice President, Treasurer & Assistant Secretary	Title:	President, Treasurer & Secretary

AGILYSYS MD, INC.		AGILYSYS NV, LLC

By:	/s/ Tina Stehle	By:	/s/ Tina Stehle

Name:	Tina Stehle	Name:	Tina Stehle

Title:	President, Treasurer & Secretary	Title:	Vice President & General Manager

INFOGENESIS		AGILYSYS NJ, INC.

By:	/s/ Tina Stehle	By:	/s/ Martin F. Ellis

Name:	Tina Stehle	Name:	Martin F. Ellis

Title:	President, Treasurer & Secretary	Title:	Vice President, Treasurer & Assistant Secretary

Signature Page to the
Acknowledgment and Agreement

SCHEDULE 3
GUARANTORS OF PAYMENT
Domestic Guarantors of Payment
Agilysys CA, Inc., a California corporation
Agilysys DE, Inc., a Delaware corporation
Agilysys MD, Inc., a Maryland corporation
Agilysys NJ, a New Jersey corporation
Agilysys NV, LLC, a Delaware limited liability company
Infogenesis, a California corporation
Foreign Guarantors of Payment
None as of the Closing Date.